Exhibit (10)(o)(5)

AMENDMENT NO. 4

TO

ALLTEL CORPORATION 401(k) PLAN

(January 1, 2001 Restatement)

WHEREAS, ALLTEL Corporation (the “Company”) maintains the ALLTEL Corporation 401(k) Plan, as amended and restated effective January 1, 2001, and as subsequently amended, (the “Plan”); and

WHEREAS, the Company desires further to amend the Plan;

NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth:

Effective as of January 1, 2003, Appendix B is amended by adding a new subsection (g) to the end thereof to provide as follows:

(g)           For the 2003 Plan Year, each person who

(i)            was an active employee of Cellular XL Associates, L.P. and became an Employee on March 1, 2003; or

(ii)           was an active employee of Western Wireless Corporation and became an Employee on September 1, 2003.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 10th day of December, 2003.

ALLTEL CORPORATION

By:	/s/ Scott T. Ford
	Title:	President & CEO